TrueBlue™ (NYSE:TBI) 2011 Q2 Results 1 Q-2 2012 Results

TrueBlue™ (NYSE:TBI) Q2 2012 Results Cautionary Note About Forward-Looking Statements: This document contains “forward-looking statements” within the meaning of the Private Securities Litigation Reform Act of 1995. Words such as “may,” “will,” “should,” “expects,” “intends,” “projects,” “plans,” “believes,” “estimates,” “targets,” “anticipates,” and similar expressions are used to identify these forward-looking statements. Examples of forward-looking statements include statements relating to our future financial condition and operating results, as well as any other statement that does not directly relate to any historical or current fact. Forward-looking statements are based on our current expectations and assumptions, which may not prove to be accurate. These statements are not guarantees and are subject to risks, uncertainties, and changes in circumstances that are difficult to predict. Many factors could cause actual results to differ materially and adversely from these forward-looking statements. Examples of such factors can be found in our reports filed with the SEC, including the information under the heading “Risk Factors” in our Annual Report on Form 10-K for the fiscal year ended Dec. 30, 2011 and in our quarterly reports on Form 10-Q subsequently filed. Any forward-looking statement speaks only as of the date on which it is made, and we assume no obligation to update or revise any forward-looking statement, whether as a result of new information, future events, or otherwise, except as required by law.

TrueBlue™ (NYSE:TBI) Q2 2012 Results 3 Q-2 2012 Highlights  Solid execution across the business  11% revenue growth  Continued success serving the energy industry  Strong incremental EBITDA growth(1) (2)  Increasing gross margin(2)  Continued operating leverage improvement 1) Incremental EBITDA is calculated by dividing the EBITDA dollar growth from the same period a year ago by the revenue dollar growth from the same period a year ago, net of any adjustments noted. EBITDA is a non-GAAP term. See disclosure and reconciliation on slide 9. 2) Excludes $1.6M, or 50 basis points, of gross margin benefit received in Q2 2011 from the resolution of a payroll tax matter.

4 Financial Summary Q-2 2012 Q-2 2011 Growth % Revenue $ 354 $ 320 11% Gross profit $ 94 $ 85 10% % of Revenue 26.4% 26.7% SG&A expense $ 72 $ 68 6% % of Revenue 20.2% 21.1% Depreciation & amortization $ 5 $ 4 22% % of Revenue 1.3% 1.2% Income from operations $ 17 $ 14 25% % of Revenue 4.9% 4.3% Net income $ 10 $ 9 21% % of Revenue 2.9% 2.7% Earnings per share $ 0.26 $ 0.20 32% Dollar amounts in millions, except EPS. Certain amounts may not sum or recalculate due to rounding. TrueBlue™ (NYSE:TBI) Q2 2012 Results

Revenue Trends* 0% 5% 10% 15% 20% 25% April May June Monthly Revenue Growth 0% 5% 10% 15% 20% 25% Q-3 '11 Q-4 '11 Q-1 '12 Q-2 '12 Quarterly Revenue Growth 8% 11% 12% 5 19% 12% 22% comp- arable growth** 13% TrueBlue™ (NYSE:TBI) Q2 2012 Results 13% * All calculations based on comparison to same period a year ago. ** Represents growth on a comparable week basis. Fiscal year 2010 was a 53-week year resulting in a 14-week fourth quarter in 2010.

TrueBlue™ (NYSE:TBI) Q2 2012 Results 6 Gross Margin Change 25.0% 25.5% 26.0% 26.5% 27.0% Q2 2011 Prior Year Payroll Tax Matter* Pricing/Other Q2 2012 26.7% 26.4% -0.5% +0.2% TrueBlue™ (NYSE:TBI) Q2 2012 Results * Represents $1.6M, or 50 basis points, of gross margin benefit received in Q2 2011 from the resolution of a payroll tax matter.

TrueBlue™ (NYSE:TBI) Q2 2012 Results 7 SG&A Expense Change $0 $10 $20 $30 $40 $50 $60 $70 $80 Q2 2011 Variable Q2 2012 +$4M $68M $72M

TrueBlue™ (NYSE:TBI) Q2 2012 Results 8  Expect revenue growth in Q3 2012 of 4% – 6%  Expect net income per diluted share of $0.34 - $0.39  Continued focus on incremental EBITDA ** ** Incremental EBITDA is calculated by dividing the EBITDA dollar growth from the same period a year ago by the revenue dollar growth from the same period a year ago. EBITDA is a non-GAAP term. See disclosure and reconciliation on slide 9. * All calculations based on comparison to same period a year ago. Closing Comments*

TrueBlue™ (NYSE:TBI) Q2 2012 Results 9 Reconciliation of Net Income to EBITDA $ $ $ $ $ $ $ $ $ $ $ $ $ $ * EBITDA is non-GAAP financial measure which excludes interest, taxes, depreciation and amortization from net income. EBITDA is a key measure used by management in evaluating performance. EBITDA should not be considered a measure of financial performance in isolation or as an alternative to net income (loss) in the Statements of Comprehensive Income in accordance with GAAP, and, as presented, may not be comparable to similarly titled measures of other companies. ** Certain amounts may not sum or recalculate due to rounding.